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                                                                  EXHIBIT 10.38C



                                    GUARANTY
                             (J-X ENTERPRISES, INC.)

                                                          Minneapolis, Minnesota
                                                                October 21, 1997

                  This Guaranty, dated as of October 21, 1997, is made by J-X ENTERPRISES, INC., a New York corporation (the "Guarantor"), for the benefit of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (with its participants, successors and assigns, the "Lender").

                  Road Champs Limited, a Hong Kong limited company ("Road Champs Limited"), JP (HK) Limited, a Hong Kong limited company ("JP (HK) Limited") and JAKKS Pacific (HK) Limited, a Hong Kong limited company ("JAKKS Pacific (HK) Limited"; and together with Road Champs Limited and JP (HK) Limited, collectively, the "Borrowers") have requested that the Lender make loans and extend other credit and financial accommodations to the Borrowers.

                  As a condition to making loans and extending other credit and financial accommodations to the Borrowers, the Lender has required the execution and delivery of this Guaranty.

                  ACCORDINGLY, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

                   1. Indebtedness Guaranteed. The Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of each and every other sum now or hereafter owing to the Lender by the Borrowers, including but not limited to, debts, liabilities and obligations arising out of loans, letter of credit transactions, financial accommodations, discounts, purchases of property or other transactions with the Borrowers or for the Borrowers' accounts or out of any other transaction or event, owed to the Lender or owed to others by reason of participations granted to or interests acquired or created for or sold to them by the Lender, in each case whether now existing or hereafter arising, whether arising directly in a transaction or event involving the Lender or acquired by the Lender from another by purchase or assignment or as collateral security, whether owed by the Borrowers as drawer, maker, endorser, accommodation party, guarantor, principal, surety or as a member of any partnership, syndicate, association or group or in any other capacity, whether absolute or contingent, direct or indirect, primary or secondary, sole, joint, several or joint and several, secured or unsecured, due or not due, contractual, tortious or statutory, liquidated or unliquidated, arising by agreement or imposed by law or otherwise (all of said sums being hereinafter called the "Indebtedness").
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                   2. Guarantor's Representations and Warranties. The Guarantor
represents and warrants to the Lender that (i) the Guarantor is a corporation, duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by the Guarantor have been duly authorized by all necessary action of its directors and stockholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or bylaws or any agreement presently binding on it; (iii) this Guaranty has been duly executed and delivered by the authorized officers of the Guarantor and constitutes its lawful, binding and legally enforceable obligation; and (iv) the authorization, execution, delivery and performance of this Guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency. The Guarantor represents and warrants to the Lender that the Guarantor has a direct and substantial economic interest in the Borrowers and expects to derive substantial benefits therefrom and from any loans, letter of credit transactions, financial accommodations, discounts, purchases of property and other transactions and events resulting in the creation of the Indebtedness guarantied hereby, and that this Guaranty is given for a corporate purpose. The Guarantor agrees to rely exclusively on the right to revoke this Guaranty prospectively as to future transactions, in accordance with paragraph 3, if at any time, in the opinion of the directors or officers, the benefits then being received by the Guarantor in connection with this Guaranty are not sufficient to warrant the continuance of this Guaranty as to the future Indebtedness of the Borrowers. Accordingly, so long as this Guaranty is not revoked prospectively in accordance with paragraph 3, the Lender may rely conclusively on a continuing warranty, hereby made, that the Guarantor continues to be benefitted by this Guaranty and the Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Lender without regard to the receipt, nature or value of any such benefits.

                   3. Unconditional Nature. No act or thing need occur to establish the Guarantor's liability hereunder, and no act or thing, except full payment and discharge of all of the Indebtedness, shall in any way exonerate the Guarantor hereunder or modify, reduce, limit or release the Guarantor's liability hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Guarantor, whether or not all of the Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by the Lender, and such revocation shall not be effective as to the amount of Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions, refinancings or refundings thereof.

                   4. Dissolution or Insolvency of Guarantor. The dissolution or adjudication of bankruptcy of the Guarantor shall not revoke this Guaranty, except upon actual receipt of written notice thereof by the Lender and only prospectively, as to future transactions, as herein set forth. If the Guarantor shall be dissolved or shall be or become insolvent (however


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defined), then the Lender shall have the right to declare immediately due and payable, and the Guarantor will forthwith pay to the Lender, the full amount of all of the Indebtedness whether due and payable or unmatured. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

                   5. Subrogation, etc. The Guarantor hereby waives all rights that the Guarantor may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from the Borrowers or from any property of the Borrowers any sums paid under this Guaranty. The Guarantor will not exercise or enforce any right of contribution to recover any such sums from any person who is a co-obligor with the Borrowers or a guarantor or surety of the Indebtedness or from any property of any such person until all of the Indebtedness shall have been fully paid and discharged.

                   6. Enforcement Expenses. The Guarantor will pay or reimburse the Lender for all costs, expenses and attorneys' fees paid or incurred by the Lender in endeavoring to collect and enforce the Indebtedness and in enforcing this Guaranty.

                   7. Lender's Rights. The Lender shall not be obligated by reason of its acceptance of this Guaranty to engage in any transactions with or for the Borrowers. Whether or not any existing relationship between the Guarantor and the Borrowers has been changed or ended and whether or not this Guaranty has been revoked, the Lender may enter into transactions resulting in the creation or continuance of the Indebtedness and may otherwise agree, consent to or suffer the creation or continuance of any of the Indebtedness, without any consent or approval by the Guarantor and without any prior or subsequent notice to the Guarantor. The Guarantor's liability shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to the Guarantor): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) one or more extensions or renewals of the Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities, if any, or other contractual terms applicable to any of the Indebtedness or any amendment or modification of any of the terms or provisions of any loan agreement or other agreement under which the Indebtedness or any part thereof arose; (iii) any waiver or indulgence granted to the Borrowers, any delay or lack of diligence in the enforcement of the Indebtedness or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrowers or any guarantor or other person liable in respect of any of the Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of the Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security


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(including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any of the Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon the Indebtedness; and (x) any election by the Lender under Section 1111(b) of the United States Bankruptcy Code. The Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

                   8. Waivers by Guarantor. The Guarantor waives any and all defenses, claims, setoffs and discharges of the Borrowers, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrowers or any other person liable in respect of any of the Indebtedness, or any setoff available against the Lender to the Borrowers or any other such person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrowers or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, the Borrowers or any of their assets. The Guarantor will not assert, plead or enforce against the Lender any claim, defense or setoff available to the Guarantor against the Borrowers. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to the Borrowers or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Indebtedness, before enforcing this Guaranty.

                   9. If Payments Set Aside, etc. If any payment applied by the Lender to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrowers or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding



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such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

                   10. Additional Obligation of Guarantor. The Guarantor's liability under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to the Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Indebtedness or obligation of the Borrowers, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

                   11. No Duties Owed by Lender. The Guarantor acknowledges and agrees that the Lender (i) has not made any representations or warranties with respect to, (ii) does not assume any responsibility to the Guarantor for, and
(iii) has no duty to provide information to the Guarantor regarding, the enforceability of any of the Indebtedness or the financial condition of the Borrowers or any guarantor. The Guarantor has independently determined the creditworthiness of the Borrowers and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on the Lender continue to make such determinations.

                   12. Miscellaneous. This Guaranty shall be effective upon delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the Guarantor and the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. The Guarantor hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Guarantor in connection with this Guaranty shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.


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                   13. Waiver of Jury Trial. THE GUARANTOR HEREBY IRREVOCABLY
WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

                  IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor the date first written above.

                                         J-X ENTERPRISES, INC.



                                         By /s/ JACK FRIEDMAN
                                            ------------------------------------
                                              Its PRESIDENT
                                                  ------------------------------

                                Address: 200 Fifth Avenue, Room 550
                                              New York, New York 10010

STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )

                  The foregoing instrument was acknowledged before me this 21st day of October, 1997 by Jack Friedman, the President of J-X Enterprises, Inc., a New York corporation, on behalf of the corporation.


                                                     ___________________________
                                                            Notary Public


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